Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Accounts with Book Balances	MOR-1a	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b		x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

March 27, 2015
Signature of Debtor	Date

Signature of Joint Debtor	Date

March 27, 2015
Signature of Authorized Individual*	Date

Thomas R. Hillebrandt	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD FEBRUARY 1 to FEBRUARY 28, 2015

(In thousands)

Unaudited

MOR -1

	WS Inc.	WS Retail	WS Catalog	WS Gift card	Total company
Cash Receipts
Cash and checks	—	4,382	—	—	4,382
Credit card	—	6,956	1,515	—	8,471
Other	93	—	—	—	93

Total receipts	93	11,338	1,515	—	12,945

Cash Disbursements
Advertising	17	—	17	—	34
Benefits/Medical	243	45	1	—	289
Freight out	159	32	55	—	245
Merchandise	—	7,694	—	—	7,694
Other	466	490	72	—	1,028
Payroll	1,050	2,136	61	—	3,247
Rent	86	3,811	—	—	3,897
Sales tax	—	416	23	—	438
Temp help	28	85	72	—	185

Total disbursements	2,049	14,709	300	—	17,058

Net Operating Cash Flow	(1,956)	(3,371)	1,215	—	(4,112)

Non-operating Professional Fees	220	—	—	—	220
Capital Expenditure	34	—	—	—	34
Letter of credit	—	2,500	—	—	2,500

Total Non-operating disbursements	254	2,500	—	—	2,754

Net Cash Flow	(2,211)	(5,871)	1,215	—	(6,867)

Disbursements for calculating US Trustee Quarterly Fees:
Total disbursements	2,303	17,209	300	—	19,812

US Trustee Fees*	3	15	2	—	20

*	US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

Schedule of Bank Accounts with Book Balances

(In thousands)

Bank Account	CONSOLIDATED	WS INC(Co 01)	WS RETAIL(Co 02)	WS INTERNET(Co 03)	WS GC(Co 04)
11101 Cash On Hand	109	2	107	—	—
11201 Cash - B of A Main (0086)	6,758	—	6,758	—	—
11202 Cash - B of A A/P Expense Checks	(648)	—	(648)	—	—
11203 Cash - B of A A/P Merch Checks	(166)	—	(166)	—	—
11204 Cash - B of A A/P Expense (Retail)	(3,852)	—	(3,852)	—	—
11208 Cash - AP WS/TSG	83	—	83	—	—
11209 Cash - B of A (6096)	59	—	59	—	—
11211 American Express	209	—	209	—	—
11212 American Express - Internet	8	—	—	8	—
11213 Debit Card	566	—	566	—	—
11214 Cash - Wet Seal Inc Concentration (6128)	295	—	295	—	—
11217 M/C & Visa	420	—	420	—	—
11218 M/C & Visa - Internet	151	—	—	151	—
11219 Discover	25	—	25	—	—
11220 Discover - Internet	5	—	—	5	—
11221 Amazon Pay Phrase	14	—	—	14	—
11222 Amazon Retail	5	—	—	5	—
11223 ECA Checks	2	—	2	—	—
11224 Cash - BofA Payroll-WS1“Retail”	32	—	32	—	—
11225 Cash - BofA Payroll-WS2“Inc”	16	—	16	—	—
11227 Cash - Wells Fargo (2375)	74	—	74	—	—
11228 Cash - UMB (9215)	4	—	4	—	—
11229 Cash - Bank Of Hawaii (7696)	5	—	5	—	—
11230 Cash - ADP Refund Payroll Checks	(1)	—	(1)	—	—
11234 Cash - Southbank (0928)	5	—	5	—	—
11235 Cash - B of A (5505)	51	—	51	—	—
11240 Cash - Capital One (3024)	10	—	10	—	—
11241 Cash - Tri Counties Bank (4372)	1	—	1	—	—
11242 Cash - MB Financial (3400)	9	—	9	—	—
11245 Cash - IBC Bank (4224)	22	—	22	—	—
11255 Cash - TD Bank (5953)	1	—	1	—	—
11261 Cash - Compass (3082)	16	—	16	—	—
11268 Cash - Wells Fargo (7711)	11	—	11	—	—
11270 Cash - First Citizens (7493)	7	—	7	—	—
11271 Cash - PNC (3713)	13	—	13	—	—
11273 Cash - BofA - Nations (5143)	109	—	109	—	—
11278 Cash- Citibank- Cigna Dental	3	—	3	—	—
11280 Cash - PayPal	49	—	—	49	—
11282 Cash - M & T /Wilmington (2422)	8	—	8	—	—
11286 Cash - Citibank (4202)	4	—	4	—	—
11288 Cash - Wheatland Bank (2722)	4	—	4	—	—
11294 Cash - American Savings (1847)	5	—	5	—	—
11298 Cash - Prosperity Bank (3019)	2	—	2	—	—
11305 Cash - B of A Flex Ben (3869)	3	—	3	—	—
11306 Cash - B of A LC (5600)	14	—	14	—	—
11307 Cash - B of A Utility Assurance	108	—	108	—	—
11403 Cash - Commerce (1282)	5	—	5	—	—
11404 Cash - CoreFirst Bank (1670)	2	—	2	—	—
11410 Cash - MainSource (8985)	4	—	4	—	—
11412 Cash - Banco Popular (2034)	4	—	4	—	—
11440 Cash - JPM Chase (5732)	41	—	41	—	—
11450 Cash - BB & T (4524)	1	—	1	—	—
11477 Cash - Citibank (9462)	5	—	5	—	—
11483 Cash - Cole Taylor (6577)	4	—	4	—	—
11487 Cash - US Bank (6180)	27	—	27	—	—
11495 Cash - Comerica (5247)	6	—	6	—	—
11538 Cash - First Sentry (2195)	4	—	4	—	—
11570 Cash - Plains Commerce (3268)	4	—	4	—	—
11571 Cash - PNC (5029)	19	—	19	—	—
11573 Cash - Huntington National (0721)	3	—	3	—	—
11577 Cash - 5/3 Bank (4021)	5	—	5	—	—
11581 Cash - Key Bank (7205)	10	—	10	—	—
11599 Cash - BMO Harris (9030)	1	—	1	—	—
11605 Cash - Sovereign (6840)	6	—	6	—	—
11606 Cash - Sovereign (7956)	11	—	11	—	—
11607 Cash - B of A - La Salle (5141)	12	—	12	—	—
11609 Cash - Citizens (2501)	9	—	9	—	—
11635 Cash - Suntrust (7978)	13	—	13	—	—
11651 Cash - BofA Inv (Cash/Cash Eq)	2,403	—	2,403	—	—
11652 Cash - UBS Money Market	100	—	100	—	—
11664 Cash - Salem Five (1098)	5	—	5	—	—
11669 Cash - First American (4601)	1	—	1	—	—
11675 Cash - Bank Financial (3903)	4	—	4	—	—
11684 Cash - Regions (4895)	34	—	34	—	—
11687 Cash - Valley National Bank (9151)	3	—	3	—	—

	7,383	2	7,149	232	—

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(In thousands)
				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
MOR - 2	Reporting Period: 2/1/2015 to 2/28/2015
Debtor Income Statement-By Entity
For the Month Ended February 28, 2015
(In thousands)

		01	02	03	04
Unaudited	CONSOLIDATED Actual	WS INC(Co 01) Actual	WS RETAIL(Co 02) Actual	WS INTERNET(Co 03) Actual	WS GC(Co 04) Actual
Sales	12,846	—	11,529	1,317	—
Cost of Sales	5,219	—	4,503	715	—
Buying	228	228	—	—	—
Planning/Allocation	71	71	—	—	—
Warehouse	328	—	328	—	—
Occupancy	4,370	—	4,370	—	—

Total Cost of Sales	10,216	299	9,201	715	—

Gross Profit	2,630	(299)	2,328	601	—
Gross Profit (Retail)	7,628	—	7,026	601	—
S,G & A
Selling-Store Expense	3,112	—	2,673	426	13
Selling-Field Support	242	—	242	—	—
Gen & Admin Expense	3,498	3,359	31	108	0

Total S,G&A Expenses	6,851	3,359	2,946	533	13

Operating (Loss) Income	(4,221)	(3,658)	(618)	68	(13)
Interest Inc , Net	8	8	—	—	—

(Loss) Inc Cont Ops B4 Tax	(4,212)	(3,649)	(618)	68	(13)
Inc Tax Provision	7	7	—	—	—

(Loss) Inc from Cont Ops	(4,219)	(3,656)	(618)	68	(13)
Net Inc(Loss) Disc Ops	—	—	—	—	—

Net (Loss) Inc-CS	(4,219)	(3,656)	(618)	68	(13)

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
MOR - 3	Reporting Period: 2/1/2015 to 2/28/2015
Balance Sheet-By Entity-Condensed
February, 2015
(In thousands)

		01	02	03	04
	CONSOLIDATED Actual	WS INC(Co 01) Actual	WS RETAIL(Co 02) Actual	WS INTERNET(Co 03) Actual	WS GC(Co 04) Actual
Assets
Current Assets:
Cash And Cash Equivalents	7,383	2	7,149	232	—
Other Receivables	6,362	5,632	701	16	14
Merchandise Inventories	11,257	—	9,393	1,864	—
Prepaid Expenses	7,561	3,549	4,012	—	—

Total Current Assets	32,563	9,182	21,255	2,111	14

Equipment And Leasehold Improvements:
Leasehold Improvements	24,120	2,813	21,289	18	—
Furniture, Fixtures And Equipment	39,728	20,884	15,619	3,225	—
Construction In Progress	1,703	939	764	—	—
Less Accumulated Depreciation	(44,893)	(19,392)	(23,252)	(2,248)	—

Net Equipment And Leasehold Improvements	20,658	5,244	14,420	994	—

Other Assets:
Other Assets	1,928	1,706	220	2	—

Total Other Assets	1,928	1,706	220	2	—

Total Assets	55,150	16,132	35,896	3,107	14

Liabilities And Stockholders’ (Deficit) Equity
Current Liabilities:
Accounts Payable-Merchandise
Subject to compromise	6,380	—	4,785	1,595	—
Not subject to compromise	328	—	246	82	—
Accounts Payable
Subject to compromise	5,288	513	4,479	295	—
Not subject to compromise	7,090	3,199	3,631	236	24
Accrued Liabilities
Subject to compromise	3,029	27	3,002	—	—
Not subject to compromise	13,160	1,079	8,510	490	3,081
Notes/Warrants/Derivatives	28,915	28,915	—	—	—
Unamortized Debt Discount	(3,564)	(3,564)	—	—	—
Short-Term Deferred Rent	12,218	723	11,495	—	—
Intercompany AP/AR - NET	—	178,690	(118,831)	(68,454)	8,594

Total Current Liabilities	72,844	209,583	(82,682)	(65,755)	11,699

Total Liabilities	72,844	209,583	(82,682)	(65,755)	11,699

Stockholders’ (Deficit) Equity:
Common Stock	8,459	8,459	—	—	—
Paid-In Capital	218,819	218,819	—	—	—
Retained Earnings	(240,698)	(417,017)	119,196	68,795	(11,672)
Current Period Earnings	(4,219)	(3,656)	(618)	68	(13)
Less Cost Of Treasury Stock	(56)	(56)	—	—	—

Total Stockholders’ (Deficit) Equity	(17,695)	(193,451)	118,578	68,862	(11,685)

Total Liabilities And Stockholders’ Equity	55,150	16,132	35,896	3,107	14

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

STATUS OF POSTPETITION TAXES

(In thousands)

The Wet Seal, Inc.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Withholding	—	34	34	—
FICA-Employee	—	14	14	—
FICA-Employer	—	14	14	—
Total Federal Taxes	—	63	63	—
State and Local
Withholding	—	12	12	—
Sales	68	704	707	65
Unemployment	—	1	1	—
Income	31	—	—	31
Personal Property	12	23	—	35
Total State and Local	111	739	720	131
Total Taxes	111	739	720	131

SUMMARY OF UNPAID POSTPETITION DEBTS

The Wet Seal, Inc.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3,311	—	—	—	—	3,311
Wages Payable	749	—	—	—	—	749
Taxes Payable	131	—	—	—	—	131
Rent/Leases-Building	—	2,067	—	—	—	2,067
Professional Fees	1,283	—	—	—	—	1,283
Total Postpetition Debts	5,474	2,067	—	—	—	7,541

In re The Wet Seal, Inc., et al.	Case No. 15-10081 (CSS)
Reporting Period: 2/1/2015 to 2/28/2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

	X		<A>

<A>	Bank of America Utility Assurance account number (XXXXXX-3491) was opened and funded on February 5, 2015. This account was established to fund an adequate assurance deposit pursuant to a Utilities Order entered by the Bankruptcy Court.